FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Global Financial Services Fund (the “Fund”)

Supplement dated July 31, 2020 to the Fund’s Summary Prospectus dated January 28, 2020

The information included in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Global Financial Services Fund” section of the Fund’s Summary Prospectus is supplemented and superseded with the information indicated below. Unless otherwise indicated, all other information included in the Fund’s Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

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	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses(1)	1.07%	1.07%	1.08%	1.07%

Total Annual Fund Operating Expenses(1)	2.32%	2.32%	3.08%	2.07%
Fee Waiver and/or Expense Reimbursement(1)	(1.07)%	(1.07)%	(1.08)%	(1.07)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	2.00%	1.00%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Financial Services Fund to the extent necessary to maintain the Total Annual Global Financial Services Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the Global Financial Services Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Financial Services Fund’s adjusted Total Annual Global Financial Services Fund Operating Expenses would not exceed an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect through January 31, 2021, and may be terminated only by the Board of Directors of the Company before such time. The Global Financial Services Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Global Financial Services Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-41913

Expense Example

This example is intended to help you compare the cost of investing in the Global Financial Services Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Financial Services Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Global Financial Services Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$622	$1,143	$2,573
Class A Shares	$695	$1,161	$1,652	$3,000
Class C Shares	$303	$850	$1,522	$3,317
Class I Shares	$102	$545	$1,015	$2,315

You would pay the following expenses if you did not redeem your shares of the Global Financial Services Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$622	$1,143	$2,573
Class A Shares	$695	$1,161	$1,652	$3,000
Class C Shares	$203	$850	$1,522	$3,317
Class I Shares	$102	$545	$1,015	$2,315

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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